Exhibit 99.1

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, MA 01880

	Phone: 781/224-0880	Fax: 781/224-4216

For Immediate Release

Contacts:	Gregory A. Serrao	Breht T. Feigh
	Chairman, President and	Executive Vice President,
	Chief Executive Officer	Chief Financial Officer and Treasurer
	781-224-0880	781-224-0880

AMERICAN DENTAL PARTNERS

REPORTS THIRD QUARTER AND NINE MONTHS

2008 FINANCIAL RESULTS AND AMENDS CREDIT FACILITIES

WAKEFIELD, MASSACHUSETTS, October 27, 2008 - American Dental Partners, Inc. (NASDAQ:ADPI) announced financial results today for the quarter and nine months ended September 30, 2008.

The Company’s financial results reflect income and expenses, including non-cash items, required by generally accepted accounting principles as a result of the previously announced settlement of litigation among PDG, P.A. (“PDG”), PDHC, Ltd., one of the Company’s subsidiaries, and the Company effective February 29, 2008. In addition to its actual results, the Company has provided a pro forma financial presentation that excludes the operating results of 25 dental facilities transferred to PDG on February 29, 2008 and the accounting impact associated with the litigation settlement from both periods of comparison (see “PDG Litigation Settlement Accounting” and “Supplemental Operating Data” tables).

Comparing actual results and pro forma results for the third quarter of 2008 with the third quarter of 2007:

•	Net revenue was $71,548,000 as compared to $67,162,000. Pro forma net revenue was $68,215,000 as compared to $55,749,000.

•	Earnings from operations were $7,958,000 as compared to $5,252,000. Pro forma earnings from operations were $5,046,000 as compared to $4,091,000.

•	Net earnings were $3,310,000 as compared to $2,701,000. Pro forma net earnings were $1,534,000 as compared to $1,977,000.

•	Diluted net earnings per share were $0.25 as compared to $0.20. Pro forma diluted net earnings per share were $0.12 as compared to $0.15.

•	Diluted cash net earnings per share were $0.35 as compared to $0.28. Pro forma diluted cash net earnings per share were $0.22 during both periods of comparison.

Comparing actual results and pro forma results for the first nine months of 2008 with the first nine months of 2007:

•	Net revenue was $225,998,000 as compared to $199,172,000. Pro forma net revenue was $208,301,000 as compared to $162,590,000.

•	Earnings from operations were $54,920,000 as compared to $20,662,000. Pro forma earnings from operations were $16,097,000 as compared to $15,387,000.

•	Net earnings were $28,808,000 as compared to $11,108,000. Pro forma net earnings were $5,125,000 as compared to $7,904,000.

•	Diluted net earnings per share were $2.19 as compared to $0.84. Pro forma diluted net earnings per share were $0.39 as compared to $0.60.

•	Diluted cash net earnings per share were $2.50 as compared to $1.04. Pro forma diluted cash net earnings per share were $0.70 as compared to $0.80.

Operating Results

Patient revenue of the Company’s affiliated dental group practices was $103,560,000 for the quarter, which includes $97,133,000 from dental group practices which are affiliated with the Company by means of service agreements and $6,427,000 from Arizona’s Tooth Doctor for Kids. Same market patient revenue growth was 4.8% for the quarter and 1.5% excluding in-market affiliations.

Cash flow from operations was $13,112,000 for the quarter. Capital expenditures were $2,547,000 for the quarter. The Company relocated one dental facility during the quarter. Amounts paid for affiliations and acquisitions, including contingent amounts and affiliation costs, amounted to $1,605,000 during the quarter. The Company completed one in-market affiliation during the quarter.

The Company entered into agreements to amend its $75,000,000 revolving credit facility and its $100,000,000 term loan with its existing lenders. The maturity of both facilities was extended to January 20, 2010 and the Company will borrow on both facilities at the Eurodollar rate plus 450 basis points. All other covenants and material terms remain unchanged.

The Company recognized $506,000 in stock-based compensation expense, $309,000 net of tax or $.02 per diluted share, during the quarter as compared to $490,000, $306,000 net of tax or $.02 per diluted share, for the prior year’s same quarter.

PDG Litigation Settlement Accounting

As previously reported, the Company completed the settlement of the litigation with PDG effective February 29, 2008 which included transferring the operating assets of 25 dental facilities to PDG and entering into a transition services agreement with PDG in which the Company was obligated to provide interim management services to PDG through September 30, 2008. The Company largely completed the obligations required under the transition service agreement as of September 30, 2008. PDG has paid the Company nine of the required monthly installments under the transition service agreement with the remainder to be paid during the fourth quarter. During the quarter, the Company recognized $3,333,333 of income under the transition services agreement with PDG and incurred approximately $428,000 of associated expenses.

Cash net earnings and cash earnings from operations are non-GAAP financial measures. In accordance with the requirement of SEC Regulation G, please see the attached financial tables for a presentation of the most comparable GAAP measures and the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G.

For further discussion of these events and a comprehensive review of the third quarter ended September 30, 2008, the Company will host its previously announced conference call on Tuesday, October 28, 2008 at 10:00 a.m. EDT, which will be broadcast live over the Internet at www.amdpi.com. The call will be hosted by Gregory A. Serrao, Chairman, President and Chief Executive Officer. To access the webcast, participants should visit the Investor Relations section of the website at least fifteen minutes prior to the start of the conference call to download and install any necessary audio software. A replay of the webcast will be available at www.amdpi.com approximately two hours after the call through 6:00 p.m. EST Tuesday, November 4, 2008.

American Dental Partners is one of the nation’s leading business partners to dental group practices. The Company is affiliated with 26 dental group practices which have 244 dental facilities with approximately 2,115 operatories located in 18 states.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: With the exception of the historical information contained in this news release, the matters described herein contain “forward-looking” statements that involve risk and uncertainties that may individually or collectively impact the matters herein described, including but not limited to the possibility that we may not realize the benefits expected from our acquisition and affiliation strategy, economic, regulatory and/or other factors outside the control of the Company, settlements or judgments of pending litigation, which are detailed from time to time in the “Risk Factors” section of the Company’s SEC reports, including the annual report on Form 10-K for the year ended December 31, 2007.

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net revenue	$71,548	$67,162	$225,998	$199,172
Operating expenses:
Salaries and benefits	30,491	28,730	97,347	83,895
Lab fees and dental supplies	9,967	10,550	33,091	31,230
Office occupancy expenses	8,291	7,885	25,784	22,294
Other operating expenses	6,726	5,807	20,206	16,867
General corporate expenses	3,055	4,164	10,150	10,867
Depreciation expense	2,658	2,225	8,116	6,535
Amortization of intangible assets	2,409	1,723	7,205	4,648
Litigation settlement (gain) expense	(7)	826	(30,821)	2,174

Total operating expenses	63,590	61,910	171,078	178,510

Earnings from operations	7,958	5,252	54,920	20,662
Interest expense, net	2,390	823	7,264	2,026
Minority interest	140	102	431	349

Earnings before income taxes	5,428	4,327	47,225	18,287
Income taxes	2,118	1,626	18,417	7,179

Net earnings	$3,310	$2,701	$28,808	$11,108

Net earnings per common share:
Basic	$0.26	$0.21	$2.24	$0.88

Diluted	$0.25	$0.20	$2.19	$0.84

Weighted average common shares outstanding:
Basic	12,900	12,779	12,867	12,636

Diluted	13,230	13,395	13,167	13,267

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands)

(unaudited)

	September 30, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$6,482	$6,376
Accounts receivable, net	31,245	23,621
Other current assets	7,104	25,261

Total current assets	44,831	55,258

Property and equipment, net	52,606	60,445

Other non-current assets:
Goodwill	76,187	70,602
Intangible assets, net	175,837	179,969
Other assets	2,648	2,232

Total non-current assets	254,672	252,803

Total assets	$352,109	$368,506

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$33,377	$40,524
Accrued litigation expense	—	30,968
Other current liabilities	6	3,475
Current maturities of debt	194	188

Total current liabilities	33,577	75,155

Non-current liabilities:
Long-term debt	135,527	140,986
Other liabilities	36,285	36,568

Total non-current liabilities	171,812	177,554

Total liabilities	205,389	252,709

Minority Interest	833	894

Commitments and contingencies
Stockholders’ equity	145,887	114,903

Total liabilities and stockholders’ equity	$352,109	$368,506

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the three months ended September 30, 2008

	Actual	Pro Forma Adjustments			Pro Forma
		Settlement Assets		Management Services (a)
Net revenue	$71,548	$—		$3,333	$68,215
Operating expenses
Salaries and benefits	30,491	—		246	30,245
Lab fees and dental supplies	9,967	—		—	9,967
Office occupancy expenses	8,291	—		60	8,231
Other operating expenses	6,726	—		108	6,618
General corporate expenses	3,055	—		—	3,055
Litigation expenses	(7)	(7	) (b)	—	—

EBITDA	13,025	7		2,919	10,099
Depreciation	2,658	—		14	2,644
Amortization	2,409	—		—	2,409

Earnings from operations	7,958	7		2,905	5,046
Interest expense, net	2,390	—		—	2,390
Minority interest	140	—		—	140

Earnings before income taxes	5,428	7		2,905	2,516
Income taxes	2,118				982

Net earnings	3,310				1,534
Amortization of service agreements, net of tax	1,364				1,364

Cash net earnings (c)	$4,674				$2,898

Diluted net earnings per common share	$0.25				$0.12

Diluted cash net earnings per common share (c)	$0.35				$0.22

(a)	The Company agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue and expenses associated with providing such services.
(b)	Includes miscellaneous income and expenses, including professional fees, associated with the PDG litigation settlement.
(c)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the three months ended September 30, 2007

	Actual	Pro Forma Adjustments		Pro Forma
		Settlement Assets (d)	Management Services (e)
Net revenue	$67,162	$8,825	$2,588	$55,749
Operating expenses
Salaries and benefits	28,730	4,970	481	23,279
Lab fees and dental supplies	10,550	1,626	—	8,924
Office occupancy expenses	7,885	1,167	49	6,669
Other operating expenses	5,807	715	58	5,034
General corporate expenses	4,164	—	—	4,164
Litigation expenses	826	826 (f)	—	—

EBITDA	9,200	(479)	2,000	7,679
Depreciation	2,225	347	13	1,865
Amortization	1,723	—	—	1,723

Earnings from operations	5,252	(826)	1,987	4,091
Interest expense, net	823	—	—	823
Minority interest	102	—	—	102

Earnings before income taxes	4,327	(826)	1,987	3,166
Income taxes	1,626			1,189

Net earnings	2,701			1,977
Amortization of service agreements, net of tax	1,024			1,024

Cash net earnings (g)	$3,725			$3,001

Diluted net earnings per common share	$0.20			$0.15

Diluted cash net earnings per common share (g)	$0.28			$0.22

(d)	Includes expense reimbursement associated with 25 dental facilities transferred to PDG as part of litigation settlement.
(e)	The Company provided management services pursuant to a Service Agreement with PDG through December 31, 2007. Includes estimated proportion of service fee revenue and associated expenses for 25 of the 31 dental facilities transferred to PDG.
(f)	Includes professional fees associated with PDG litigation.
(g)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the nine months ended September 30, 2008

	Actual	Pro Forma Adjustments			Pro Forma
		Settlement Assets (h)		Management Services (i)
Net revenue	$225,998	$7,697		$10,000	$208,301
Operating expenses
Salaries and benefits	97,347	4,717		1,453	91,177
Lab fees and dental supplies	33,091	1,436		—	31,655
Office occupancy expenses	25,784	1,092		180	24,512
Other operating expenses	20,206	135		323	19,748
General corporate expenses	10,150	—		—	10,150
Litigation expenses	(30,821)	(30,821	) (j)	—	—

EBITDA	70,241	31,138		8,044	31,059
Depreciation	8,116	317		42	7,757
Amortization	7,205	—		—	7,205

Earnings from operations	54,920	30,821		8,002	16,097
Interest expense, net	7,264	—		—	7,264
Minority interest	431	—		—	431

Earnings before income taxes	47,225	30,821		8,002	8,402
Income taxes	18,417				3,277

Net earnings	28,808				5,125
Amortization of service agreements, net of tax	4,079				4,079

Cash net earnings (k)	$32,887				$9,204

Diluted net earnings per common share	$2.19				$0.39

Diluted cash net earnings per common share (k)	$2.50				$0.70

(h)	Includes expense reimbursement associated with (i) 25 dental facilities transferred on February 29, 2008 to PDG as part of litigation settlement and (ii) the PDG doctors who practiced temporarily in the six dental facilities retained by the Company.
(i)	The Company agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue, expenses associated with providing such services, and salaries and benefits expense of management staff, including severance, who have been terminated as a result of realigning the Company’s Minnesota-based management team.
(j)	Includes gain on disposal of assets of $30,763,000 and insurance proceeds of $1,002,000 for professional fees associated with the PDG litigation which were partially reimbursable pursuant to insurance coverage offset by professional fees and other net expenses associated with the litigation of $944,000.
(k)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the nine months ended September 30, 2007

	Actual	Pro Forma Adjustments		Pro Forma
		Settlement Assets (l)	Management Services (m)
Net revenue	$199,172	$27,163	$9,419	$162,590
Operating expenses
Salaries and benefits	83,895	15,185	1,489	67,221
Lab fees and dental supplies	31,230	5,199	—	26,031
Office occupancy expenses	22,294	3,444	147	18,703
Other operating expenses	16,867	2,298	290	14,279
General corporate expenses	10,867	—	—	10,867
Litigation expenses	2,174	2,174 (n)	—	—

EBITDA	31,845	(1,137)	7,493	25,489
Depreciation	6,535	1,037	44	5,454
Amortization	4,648	—	—	4,648

Earnings from operations	20,662	(2,174)	7,449	15,387
Interest expense, net	2,026	—	—	2,026
Minority interest	349	—	—	349

Earnings before income taxes	18,287	(2,174)	7,449	13,012
Income taxes	7,179			5,108

Net earnings	11,108			7,904
Amortization of service agreements, net of tax	2,712			2,712

Cash net earnings (o)	$13,820			$10,616

Diluted net earnings per common share	$0.84			$0.60

Diluted cash net earnings per common share (o)	$1.04			$0.80

(l)	Includes expense reimbursement associated with 25 dental facilities transferred to PDG as part of litigation settlement.
(m)	The Company provided management services pursuant to a Service Agreement with PDG through December 31, 2007. Includes estimated proportion of service fee revenue and associated expenses for 25 of the 31 dental facilities transferred to PDG.
(n)	Includes professional fees associated with PDG litigation of $2,174,000.
(o)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Change in pro forma consolidated statements of income

for the three and nine months ended September 30, 2008 and 2007

	Three Months Ended September 30,			Nine Months Ended September 30,
	Pro Forma 2008	Pro Forma 2007	Change in Pro Forma Results	Pro Forma 2008	Pro Forma 2007	Change in Pro Forma Results
Net revenue	$68,215	$55,749	22%	$208,301	$162,590	28%
Operating expenses
Salaries and benefits	30,245	23,279	30%	91,177	67,221	36%
Lab fees and dental supplies	9,967	8,924	12%	31,655	26,031	22%
Office occupancy expenses	8,231	6,669	23%	24,512	18,703	31%
Other operating expenses	6,618	5,034	31%	19,748	14,279	38%
General corporate expenses	3,055	4,164	(27)%	10,150	10,867	(7)%
Litigation expenses	—	—	0%	—	—	0%

EBITDA	10,099	7,679	32%	31,059	25,489	22%
Depreciation	2,644	1,865	42%	7,757	5,454	42%
Amortization	2,409	1,723	40%	7,205	4,648	55%

Earnings from operations	5,046	4,091	23%	16,097	15,387	5%
Interest expense, net	2,390	823	190%	7,264	2,026	259%
Minority interest	140	102	36%	431	349	24%

Earnings before income taxes	2,516	3,166	(21)%	8,402	13,012	(35)%
Income taxes	982	1,189	(17)%	3,277	5,108	(36)%

Net earnings	1,534	1,977	(22)%	5,125	7,904	(35)%
Amortization of service agreements, net of tax	1,364	1,024	33%	4,079	2,712	50%

Cash net earnings	$2,898	$3,001	(3)%	$9,204	$10,616	(13)%

Diluted net earnings per common share	$0.12	$0.15	(21)%	$0.39	$0.60	(35)%

Diluted cash net earnings per common share	$0.22	$0.22	0%	$0.70	$0.80	(13)%

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except selected statistical data)

(unaudited)

Selected statistical data

	September 30, 2008	September 30, 2007	% Change
Number of dental facilities	244	261	-6.5%
Number of operatories (p)	2,115	2,301	-8.1%
Number of affiliated dentists (q)	551	609	-9.5%

(p)	An operatory is an area where dental care is performed and generally contains a dental chair, a hand piece delivery system and other essential equipment.
(q)	Includes full-time equivalent general or specialty dentists employed by or contracted with the affiliated practices, including Arizona’s Tooth Doctor for Kids.

Patient revenue and same market patient revenue growth (r)

	Three Months Ended September 30,				% Change	Nine Months Ended September 30,				% Change
	2008		2007			2008		2007
Patient revenue of affiliated practices:
Platform dental group practices affiliated with us in both periods of comparison	$83,565		$79,738		4.8%	$245,221		$228,726		7.2%
Platform dental group practices that affiliated with us during periods of comparison	19,995	(s)	22,043	(s)	-9.3%	71,664	(t)	71,720	(t)	-0.1%

Total patient revenue	103,560		101,781		1.7%	316,885		300,446		5.5%
Patient revenue of Arizona’s Tooth Doctor for Kids	6,427		5,691		12.9%	18,592		17,246		7.8%

Patient revenue of platform dental group practices affiliated with us by means of service agreements	97,133		96,090		1.1%	298,293		283,200		5.3%
Amounts due to us under service agreements	60,979		60,195		1.3%	186,805		178,234		4.8%

Amounts retained by platform dental group practices affiliated with us by means of service agreements	$36,154		$35,895		0.7%	$111,488		$104,966		6.2%

(r)	Includes patient revenue of affiliated dental group practices which are not consolidated with the Company’s financial results and patient revenue of Arizona’s Tooth Doctor for Kids which is consolidated with the Company’s financial results.
(s)	In addition to platform affiliations completed since July 1, 2007, also includes patient revenue of the six dental facilities retained by the Company for the three months ended September 30, 2008 and the 31 dental facilities comprising Park Dental for the three months ended September 30, 2007.
(t)	In addition to platform affiliations completed since January 1, 2007, also includes patient revenue of the six dental facilities retained by the Company for the nine months ended September 30, 2008 and the 31 dental facilities comprising Park Dental for the nine months ended September 30, 2007.